SELLING, GENERAL AND ADMINISTRATIVE COSTS	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
SELLING, GENERAL AND ADMINISTRATIVE COSTS	SELLING, GENERAL AND ADMINISTRATIVE COSTS
    Selling costs in 2020, 2019 and 2018 amounted to €171,900 thousand, €173,512 thousand and €167,819 thousand, respectively, consisting mainly of costs for sales personnel, marketing and events, and retail stores. Costs for marketing and events primarily relate to trade and auto shows, media and client events for the launch of new models, as well as sponsorship and indirect marketing costs incurred through the Formula 1 racing team, Scuderia Ferrari.
    General and administrative costs in 2020, 2019 and 2018 amounted to €164,226 thousand, €169,667 thousand and €159,522 thousand, respectively, consisting mainly of administration and other general expenses, including for personnel, that are not directly attributable to manufacturing, sales or research and development activities.